Copyright 2012 eDiets.com, Inc. All Rights Reserved
2
Exhibit 99.1
This presentation contains “forward-looking statements” within the meaning of the federal securities laws and is intended to qualify for the Safe Harbor from liability established by the Private Securities Litigation Reform Act of 1995, including statements and assumptions regarding (i) our need for additional financial support to continue in business, (ii) our expectation that our total gross margins and advertising efficiency will improve in the future, (iii) our assumption that we will acquire new customers at an acceptable cost, (iv) our expectations regarding the effectiveness of our advertising and our call center conversion strategies, (v) our assumption that we are well-positioned to compete and capture market share, (vi) our expectation regarding our ability to comply with regulatory requirements, (vii) our assumptions regarding market size, projected results and the demand for our products and services. These statements and assumptions are based on management’s estimates and projections with respect to future events and financial performance and are believed to be reasonable, although they are inherently uncertain and difficult to predict.  Actual results could differ materially from those projected as a result of certain factors, including (i) our ability to raise additional capital, (ii) our ability to attract and retain customers at an acceptable cost, (iii) our ability to maintain or improve meal delivery margins and advertising efficiency, (iv) our ability to manage our business effectively at reduced staff levels, (v) our ability to manage fluctuations in advertising costs, (vi) our ability to sufficiently increase revenues and maintain expenses and cash capital expenditures at appropriate levels, (vii) the state of the credit and capital markets, including the level of volatility, illiquidity and interest rates, (viii) our ability to maintain compliance with regulatory requirements and (ix) our ability to rapidly secure alternate technology infrastructure vendors if we experience call center or Web site service interruption.
A discussion of factors that could cause results to vary is included in the Company’s filings with the Securities and Exchange
Commission. All forward-looking statements in this presentation speak only as of the date of this presentation.  The Company expressly disclaims any obligation or undertaking to update or revise any forward-looking statements.
This presentation also contains non-GAAP financial measures. For a reconciliation of the non-GAAP measures to the most comparable GAAP measure, please refer to the eDiets.com website at www.ediets.com, under the Events and Presentation section of the Investor Relations page.

2010 2011 Target
Average Weekly Selling Price $126 $133 $136
Average Length of Stay - # of
Weeks
6.2 7.2 7.6
Average Revenue per
Customer
$781 $958 $1,034
Cost of Goods Sold $469 $535 $527
Adjusted Gross Margin $312 $423 $507
Adjusted Gross Margin Full
Year Target%
40% 44% 49%
Customer Acquisition Cost $240 $255 $200
Key
Factors
To
Success
Copyright 2012 eDiets.com, Inc. All Rights Reserved

11 Copyright 2012 eDiets.com, Inc. All Rights Reserved

Meal Delivery
Average Number
     of Shipments for
     Active & Canceled
     Pool of Customers
Measures changes
     for all customers
     on a rolling
     12-month period
12
5
5.4
5.7
6.1 6.1
6.4
6.2 6.2
6.3
6.6
6.9
7.2
0
1
2
3
4
5
6
7
8
2
0
1
2
F
Y
T
a
r
g
e
t
7.6
Copyright 2012 eDiets.com, Inc. All Rights Reserved

Introduced Favorites Package for first time
   customers
Quicker delivery AND optimum taste – greater
customer satisfaction
Added New Smoothies and Bars to our offering
Introduction of cost-effective shelf-stable items
to the lineup
7-Day Dinners Only Program for Q2
Expecting no impact to gross margin
CHOCOLATE !
Copyright 2012 eDiets.com, Inc. All Rights Reserved

Increased price to allow for stronger promotions while maintaining margin
Introduced Premium Program
Higher margins
The Goal: sell more 5-Day and 7-Day plans at full price (less discounts)
Since launch, ASP has increased $10
Creating Cost Effective Meal Occasions for Q2
Re-configuring lunches and dinners
Greater compliance within our caloric guidelines
Minimal impact to customer
$130K monthly cost savings
Expect to achieve large volume discounts as business grows
Expect to initiate bi-coastal production and reduce shipping costs

Copyright 2012 eDiets.com, Inc. All Rights Reserved

Meal Delivery Gross Margin Before Depreciation and CAC
(Excludes Revenue Share)

30%
35%
37%
35%
40%
39%
41%
40%
46%
44%
42%
44%
0%
5%
10%
15%
20%
25%
30%
35%
40%
45%
50%
• Raised price of meal delivery service Q3 2011
• Moved to lower-cost manufacturer Q2 2010
• Negotiated lower shipping rates Q1 2011
2
0
1
2
Q
2
T
a
r
g
e
t
48%
2
0
1
2
F
Y
T
a
r
g
e
t
49%
Copyright 2012 eDiets.com, Inc. All Rights Reserved

Improving advertising
Re-energized testimonial campaign with FIRST NEW COMMERCIAL in 2 years
Continually testing television, magazine and online advertising channels and content to find the optimal mix for driving customers to call center
Website sales funnel overhaul – improved user experience
- Before: 7-9 clicks to order
- Now: 3 clicks to order
Eliminated distracting and competing 3rd party advertising
Optimize the customer database
- turn leads to sales
- reactivate the customer
Reactivation
– identified 100k+ untapped customer base
- developed and implemented a “we want you back” email campaign
Introducing NEW 3-Day Plan for Q2
Lower entry price point . Greater opportunity for call center to upsell and close
Targeting a 5-7% improvement in CAC (customer acquisition cost)
Competitive in marketplace (under $100/wk)
Improved Call Center Efficiency
Implemented commission-only compensation structure
Early Termination Fee – allows for aggressive offer testing
16
Copyright 2012 eDiets.com, Inc. All Rights Reserved